UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2007

STEINWAY MUSICAL INSTRUMENTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11911	35-1910745
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

800 South Street, Suite 305, Waltham, Massachusetts 02453

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(781) 894-9770

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.05  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

On November 29, 2007, the Board of Directors of Conn-Selmer, Inc., a subsidiary of Steinway Musical Instruments, Inc. (the “Company”), approved the closing of its manufacturing facility in Kenosha, Wisconsin and the transfer of production at this plant to another company-owned facility.  On December 4, 2007, the Company issued a press release announcing such closing.  The press release is attached hereto as Exhibit 99.1 and information from the press release is hereby incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press release dated December 4, 2007 regarding Conn-Selmer, Inc.’s closing of its manufacturing facility in Kenosha, Wisconsin.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 4, 2007	STEINWAY MUSICAL INSTRUMENTS, INC.

	By:	/s/ Dana D. Messina

	Name:	Dana D. Messina
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 4, 2007 regarding Conn-Selmer, Inc.’s closing of its manufacturing facility in Kenosha, Wisconsin.